                                  SCHEDULE 14A

                    Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [ X ]
Filed by Party other than the Registrant [   ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c) or
         Section 240.14a-12

                                TII Industries, Inc.
                (Name of Registrant as Specified in Its Charter)

                             TII Industries, Inc.
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X ]    $125  per  Exchange  Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2)

[  ]    $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3)

[  ]    Fee  computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11

        1) Title of each class of securities to which transaction applies:

                  ---------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

                  ----------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  ---------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

                  ---------------------------------------------------

[  ]    Check  box  if  any  part  of  the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

                    ----------------------------------------------

        2)    Form, Schedule or Registration Statement No.:

                    ----------------------------------------------

        3)    Filing Party:

                    ----------------------------------------------

        4)    Date Filed:

                    ----------------------------------------------

                              TII INDUSTRIES, INC.
                               1385 Akron Street
                            Copiague, New York 11726
                               __________________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 6, 1995
                               __________________

To the Stockholders of
TII Industries, Inc.:

            NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, on Wednesday, December 6, 1995 at 4:00 p.m., New York time, at which the following matters are to be presented for consideration:

            1. The election of three Class I directors to serve until the 1998 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

            2.    A proposal to approve the Company's 1995 Stock Option Plan;

            3. A proposal to approve amendments to the Company's 1994 Non-Employee Director Stock Option Plan;

            4. A proposal to ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 28, 1996; and

            5. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

            The close of business on October 20, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, 1385 Akron Street, Copiague, New York.

                                    By Order of the Board of Directors,



                                               Dorothy Roach,
                                               Secretary
October 30, 1995

            WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                              TII INDUSTRIES, INC.

                               1385 Akron Street
                            Copiague, New York 11726
                            ________________________

                                PROXY STATEMENT

                       For Annual Meeting of Stockholders
                         To be Held on December 6, 1995
                            ________________________

            This Proxy Statement, to be mailed to stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), on or about October 30, 1995, is furnished in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form ("Proxy" or "Proxies") to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 6, 1995 at 4:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York.

            The close of business on October 20, 1995 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 7,020,758 shares of the Company's Common Stock ("Common Stock"). The presence of a majority of all such shares at the Meeting, in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters voted on at the Meeting.

            Proxies properly executed and received in time for the Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification, for all nominees named herein to serve as directors and in favor of each of the matters proposed in this Proxy Statement by the Board of Directors. Proxies will also be voted in the discretion of those named in the Proxy with respect to such other matters as may come before the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum. Abstentions are considered shares entitled to vote at the Meeting, while shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter. Accordingly, abstentions and broker non-votes will have no effect on the election of directors which is determined by plurality vote. Since approval of the Company's 1995 Stock Option Plan and amendments to the Company's 1994 Non-Employee Director Stock Option Plan require the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting and entitled to vote on the proposal, shares abstaining will effectively be an "against" vote on those matters but broker non-votes will have no effect on the outcome of those proposals. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by a written notice of revocation to Dorothy Roach, Secretary of the Company, 1385 Akron Street, Copiague, New York 11726, by submitting a duly executed proxy bearing a later date at the foregoing address or at the Meeting, or by voting in person at the Meeting.

                          SECURITY HOLDINGS OF CERTAIN
                     STOCKHOLDERS, MANAGEMENT AND NOMINEES

            The following table sets forth information, as of September 30, 1995, with respect to the beneficial ownership of Common Stock by (i) each person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee to serve as a director of the Company, (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation", below, and (iv) all executive officers and directors of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

                                                       Common Stock
Name and Address                                                Percent
     of                                            Shares       of
Beneficial Owner                                   Owned        Class (1)
Alfred J. Roach                                  862,100(2)      12.2%
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Dorothy Roach                                     60,704(3)       *
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Timothy J. Roach                                 501,253(4)       7.1%
1385 Akron Street
Copiague, NY 11726

William J. Rouhana, Jr.                          537,363(5)       7.4%
575 Fifth Avenue
New York, NY 10017

Overseas Private                                 400,000(6)       5.6%
Investment Corporation
1615 M Street, N.W.
Washington, DC 20527

C. Bruce Barksdale                                23,998(7)       *

Dr. Joseph C. Hogan                               10,080(8)       *

















                                       -2-


Timothy R. Graham                              118,000(9)         1.7%

James R. Grover, Jr.                            13,600(8)         *

William G. Sharwell                              10,000(10)       *

Dare P. Johnston                                 24,000(11)       *

Carl H. Meyerhoefer                              24,000(11)       *

James A. Roach                                   22,988(12)       *

All executive officers and
directors as a group                          2,160,086(13)      28.5%

________________
(1) Asterisk indicates that the Percent of Class is less than one percent. Percent of Class assumes the issuance of the Common Stock issuable upon the exercise of options or conversion of indebtedness (to the extent exercisable on or within 60 days after September 30, 1995) held by such persons or entity but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(2) Includes 60,360 shares subject to options held under the Company's 1986 Stock Option Plan. Excludes the shares owned by Mr. Roach's wife, Dorothy Roach, reflected above in this table, as to which shares Mr. Roach disclaims beneficial ownership.

(3) Includes 8,960 shares subject to options held under the Company's 1986 Stock Option Plan. Excludes the shares owned by Mrs. Roach's husband, Alfred J. Roach, reflected above in this table, as to which shares Mrs. Roach disclaims beneficial ownership.

(4) Includes 968 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership); 4,240 shares owned by Mr. Roach as trustee or custodian for his children; and 60,000 shares subject to options held under the Company's 1986 Stock Option Plan.

(5) Includes 288,000 shares subject to the portion of options granted to WinStar Services, Inc. ("Services") under a Consulting Agreement with the C o mpany and, subsequently, transferred to Mr. Rouhana (see "Executive Compensation - Remuneration of Directors").

(6) Represents 300,000 shares issuable upon conversion of $750,000 of indebtedness and 100,000 shares issuable upon the exercise of an option.

(7) Includes 78 shares owned by Mr. Barksdale's children and 16,000 shares subject to options held under the Company's 1983 Employee Incentive Stock Option Plan and 1986 Stock Option Plan.

(8) Includes 10,000 shares subject to options held under the Company's 1986 Stock Option Plan.

(9) Includes 40,000 shares subject to the portion of options granted to Services under a Consulting Agreement and, subsequently, transferred to Mr. Graham.

(10)        Represents   10,000  shares  subject  to  options  held  under  the
Company's 1986 Stock Option Plan.

(11)        Represents   24,000  shares  subject  to  options  held  under  the
Company's 1986 Stock Option Plan.

(12) Includes 16,500 shares subject to options held under the Company's 1986 Stock Option Plan.

(13)        Includes 567,820 shares subject to options.


                       PROPOSAL 1.  ELECTION OF DIRECTORS

            The Company's Restated Certificate of Incorporation, as amended, and By-Laws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. These classes are to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with each class to include not less than two directors.

            The Company's Board of Directors presently consists of nine directors divided into three classes. The term of office of Class I directors continues until the Meeting, the term of office of Class II directors continues until the next succeeding annual meeting of stockholders and the term of office of Class III directors continues until the second succeeding annual meeting of stockholders, and in each case until their respective successors are elected and qualified. At each annual meeting directors are chosen to succeed those in the class whose term expires at that meeting.

            The terms of three members of the Board will expire at the Meeting:
C. Bruce Barksdale and Joseph C. Hogan, who were previously elected by stockholders, and William G. Sharwell, who was appointed by the directors to fill a newly created directorship in October 1995. At the Meeting, holders of Common Stock will elect three Class I directors to serve until the 1998 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of C. Bruce Barksdale, Joseph C. Hogan and William G. Sharwell (the "nominees") to serve as Class I directors.

            In  the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

            Class I Directors

            C. Bruce Barksdale, 64, has been a Vice President of the Company since August 1971, becoming Senior Vice President (responsible for customer and product development) in October 1993, and a director of the Company since 1974. Mr. Barksdale holds a Bachelor of Science degree in Electrical Engineering from the University of South Carolina.

            Dr. Joseph C. Hogan, 73, has been a director of the Company since January 1974. Dr. Hogan served as Dean of the College of Engineering of the University of Notre Dame from 1967 to 1981, following which he performed various services for the University of Notre Dame until 1985, where he remains Dean Emeritus. From 1985 until his retirement in 1987, Dr. Hogan was a Director of Engineering Research and Resource Development at Georgia Tech. He is past President of the American Society of Engineering Education. Dr. Hogan is also a director of American Biogenetic Sciences, Inc. ("ABS"), a company that conducts research and development of therapeutic and diagnostic products primarily in the areas of blood coagulation and neurodegenerative diseases.

            William G. Sharwell, 74, was appointed as a director of the Company in October 1995. Mr. Sharwell was President of Pace University in New York from 1984 until his retirement in 1990. He was Senior Vice President of American Telephone & Telegraph Company between 1976 and 1984, and previously served as executive Vice President of Operations of New York Telephone Company. Mr. Sharwell serves as an independent general partner of Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P., registered investment companies under the Investment Company Act of 1940. He also serves on the Board of Directors of ABS and US Life Corporation.

BACKGROUND OF CONTINUING DIRECTORS

            Class II Directors

            Timothy  R.  Graham,  45,  has been a director of the Company since
August  1992.    Since  October  1994,  Mr. Graham has served as Executive Vice
President   of  WinStar  Communications,  Inc.  ("WinStar  Communications"),  a
telecommunications and information services company. From October 1990 through September 1994, Mr. Graham was engaged in the private practice of law and
served    in    various   capacities    with    National   Capital   Management
Corporation,   a   company   engaged  through  its   subsidiaries   in  various
businesses  including  the   ownership   of   real   estate  rental  properties,
industrial   manufacturing   and  insurance  matters,  including  as  Corporate
Secretary  and  as  President   of   its  primary  real  estate  and  insurance
subsidiaries.   During that period, Mr. Graham also acted in various capacities for Services, a wholly-owned subsidiary of WinStar Companies, Inc. ("WinStar Companies") and its affiliated companies, which are engaged in the business of merchant banking and consulting. Prior to 1990, Mr. Graham was a partner in the law firm of Nixon, Hargrave, Devans & Doyle specializing in corporate finance, regulatory and business law.

            James R. Grover, Jr., 76, has been a director of the Company since 1978. Mr. Grover has been engaged in the private practice of law in the State of New York since 1974, and has been General Counsel to the Company for more than the past five years. Mr. Grover is also a director of Sunrise Bancorp, Inc.

            Dorothy Roach, 72, has been Secretary of the Company for more than the past five years, served as Treasurer of the Company for more than five years prior to relinquishing that position in December 1993 and, except for a brief period, has been a director of the Company since 1964.

            Class III Directors

            Alfred J. Roach, 80, has served as Chairman of the Board of Directors of the Company since July 1980, Chief Executive Officer from July 1980 to January 1995 and President and/or Chairman of the Board of Directors of the Company and its predecessor from its founding in 1964 until July 1980. He has been a director of the Company since its formation. Mr. Roach has also served as Chairman of the Board of Directors of ABS since September 1983.

            Timothy J. Roach, 48, has served the Company in various capacities since December 1973. He has been President of the Company since July 1980, Chief Operating Officer since May 1987, Chief Executive Officer since January 1995, Vice Chairman of the Board since October 1993, Assistant Chief Executive Officer from June 1985 until January 1995 and a director since January 1978. Mr. Roach was a Captain in the United States Air Force for four years prior to joining the Company and is a graduate of Harvard University's Business School
Program for Management Development. Mr. Roach has also served as Treasurer, Secretary and a director of ABS since September 1983.

            William J. Rouhana, Jr., 43, has been a director of the Company since August 1992. Since December 1984, Mr. Rouhana has been a principal of Services and its affiliated companies, which are engaged in the business of merchant banking and consulting. Since February 1991, he has also been Chairman of the Board of Directors and since May 1994 Chief Executive Officer of WinStar Communications. Mr. Rouhana has been a director of WinStar Communications since September 1990. Mr. Rouhana has been President and Chief Executive Officer of WinStar Companies since 1983, through which he served from August 1987 to February 1989, as Vice Chairman of the Board and Chief Operating Officer of Management Company Entertainment Group, Inc. ("MCEG"), a diversified distributor of entertainment products, and
thereafter     until     May     1990    as    Vice   Chairman     of

MCEG's Board. In November 1990, a petition for involuntary bankruptcy was filed against MCEG which, on MCEG's motion, was converted to Chapter 11 of the Bankruptcy Code. In March 1992, MCEG emerged from Chapter 11. From May 1991 through September 1994, Mr. Rouhana was a director of Lancit Media Productions, Ltd., a creator of children's television programming.

            Dorothy Roach and Alfred J. Roach are married and the parents of Timothy J. Roach.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

            During the Company's fiscal year ended June 30, 1995, three meetings of the Company's Board of Directors were held. In addition, during that fiscal year, the Board acted by unanimous consent on two occasions following informal discussions.

            The Board of Directors has Audit and Compensation Committees. The Board does not have a standing nominating committee or committee performing a similar function.

            The principal functions of the Audit Committee are to nominate independent auditors for appointment by the Board; meet with the independent auditors to review and approve the scope of their audit engagement and the fees related to such work; meet with the Company's financial management and independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and report to the Board periodically with respect to such matters. The members of the Audit Committee are James R. Grover, Jr. and Joseph C. Hogan. The Audit Committee met three times during the Company's fiscal year ended June 30, 1995.

            The  Compensation Committee is authorized to consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company; grant all options under, and administer, the Company's present and future employee stock option plans; examine, administer and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements of the Company and its subsidiaries; and report to the Board periodically with respect to such matters. The members of the Compensation Committee are James R. Grover, Jr. and Joseph C. Hogan. While the Compensation Committee held no formal meetings during the Company's fiscal year ended June 30, 1995, it acted by unanimous consent on seven occasions during the year following informal discussions.

            During the Company's fiscal year ended June 30, 1995, each director attended at least 75% of the aggregate number of Board of Directors meetings and meetings of all committees on which such director served that were held during the year, except that C. Bruce Barksdale and Dorothy Roach each did not attend one of the three meetings of the Board of Directors held during the year.

REQUIRED VOTE

            A plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

            The Board of Directors recommends that stockholders vote FOR each of C. Bruce Barksdale, Joseph C. Hogan and William G. Sharwell to serve as Class I directors.

                               EXECUTIVE OFFICERS
            In addition to Alfred J. Roach, Timothy J. Roach, C. Bruce Barksdale and Dorothy Roach, the following are also executive officers of the
Company:

            Virginia M. Hall, 42, has served the Company in various capacities since February 1976, serving as Vice President-Administration since December 1993 and Vice President-Contract Administration from September 1990 until December 1993.

            John T. Hyland, Jr., 59, has served the Company in various capacities since June 1980, most recently serving as Vice President and Treasurer since October 1995. Prior thereto, he served as Senior Vice President-Auditing from September 1994; Vice President-Operations (in charge of the Company's Caribbean based manufacturing operations) from October 1993 until September 1994 and Vice President; and Controller from December 1988 until September 1993. Mr. Hyland holds a Bachelor of Business Administration degree in Accounting from Ohio Christian College and a Master of Business Administration in Finance from Pacific University.

            Dare P. Johnston, 54, has been Vice President - Fiber Optic Operations since December 1993. Ms. Johnston joined the Company in September 1993 with the Company's acquisition of Ditel, Inc., a designer, manufacturer and supplier of fiber optic products. Prior to joining the Company, Ms. Johnston served in various capacities with Ditel, Inc. since January 1989, serving as President since September 1990. Prior to joining Ditel, Inc., Ms. Johnston was employed by NCNB National Bank of North Carolina since 1973, where she served as Senior Vice President since October 1983. Ms. Johnston holds a Bachelor of Arts degree in English from Duke University.

            Carl H. Meyerhoefer, 57, has been Vice President - Research and Development since December 1993. Mr. Meyerhoefer joined the Company in July 1993. Prior to joining the Company, Mr. Meyerhoefer held various positions with Porta Systems, Corp., a manufacturer of telecommunications connection and protection products, since December 1987, serving as Assistant Vice President of Product Manufacturing since July 1991. Mr. Meyerhoefer holds a Bachelor of Science degree in Mechanical Engineering from Stevens Institute of Technology.

            James A. Roach, 42, has served the Company in various capacities since January 1982, serving as Vice President-Marketing and Sales since July 1987. Mr. Roach is the nephew of Alfred J. Roach and the cousin of Timothy J. Roach.

            Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board. See "Executive Compensation - Employment Agreements" for information concerning the Company's Employment Agreements with Timothy J. Roach, Dare P. Johnston and Carl H. Meyerhoefer.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth, for the Company's three fiscal years ended June 30, 1995, information concerning the compensation paid by the Company to Alfred J. Roach and Timothy J. Roach, each of whom served as the Company's Chief Executive Officer during different portions of fiscal year 1995, and each other executive officer of the Company whose salary and bonus was in excess of $100,000 during the Company's fiscal year ended June 30, 1995:

                                                      Long-Term
                                                      Compensation
                         Annual Compensation          Award
Name and                                              Stock         All Other
Principal Position   Year     Salary         Bonus    Options (#)   Compensation
------------------   ----     ------         -----    -----------   ------------
 Alfred J. Roach     1995     $150,000       $200(2)    200,000         --
   Chairman of the   1994      149,623        200 (2)       --          --
   Board (1)         1993      150,000        200 (2)       --          --

 Timothy J. Roach,   1995     143,677          --       200,000     $7,282(3)
   President,        1994     135,230          --           --       7,155
   and Operating     1993     120,000          --           --       5,168
   Officer(1)

 Dare P. Johnston    1995     107,692       77,071       20,000         --
   Vice President -  1994(4)   82,500       75,000       20,000         --
   Fiber Optics
   Operations

 James A. Roach      1995     100,098     39,554 (5)     20,000         --
   Vice President -  1994      91,284     48,220 (5)     10,000         --
   Marketing         1993      74,505     16,895 (5)      4,240         --

 Carl H.             1995     107,308          --        20,000         --
 Meyerhoefer         1994(6)   91,244          --        20,000         --
   Vice President -
   Research and
   Development

----------------
(1) Timothy J. Roach succeeded Alfred J. Roach as the Company's Chief Executive Officer in January 1995.

(2)         Required to be paid under Puerto Rico law.
(3) Includes (i) $1,703, representing the dollar value to Mr. Roach of the portion of the premium paid by the Company on split dollar life insurance policies during such year with respect to the deemed term l i f e insurance portion of the premiums; and (ii) $5,579, representing the annual premium paid by the Company on long-term disability insurance maintained by the Company for the benefit of Mr. Roach.

(4)         Ms. Johnston joined the Company in September 1993.
(5)         Commissions based on sales.

(6)         Mr. Meyerhoefer joined the Company in July 1993.

Option Grants in Last Fiscal Year

            The following table contains information concerning options granted during the Company's fiscal year ended June 30, 1995 to the executive officers named in the Summary Compensation Table, above, who were granted options during that year:

                                                                Potential
                                                                Realizable
                                                                Value at
                             Precent of                        at Assumed
                 Number of   Total                             Annual Rates of
                 Securities  Options        Exercise            Stock Price
                 Underlying  Granted to     Price     Expi-     Appriciation For
                 Options     Employees in   per       ration    Option Term
Name             Granted     Fiscal Year    Share     Date      5%      10%
----             -------     --------       ----      ----      -----  -----
Alfred J. Roach  100,000     11.5%       $4.625   9/13/2004   $290,865  $737,105
                 100,000     11.5%       $5.125   5/14/2005   $322,308  $816,793

Timothy J. Roach 100,000     11.5%       $4.625   9/13/2004   $290,865  $737,105
                 100,000     11.5%       $5.125   5/14/2005   $322,208  $816,793

Dare P. Johnston  20,000      2.3%       $4.625   9/13/2004    $58,173  $147,421

James A. Roach    20,000      2.3%       $4.625   9/13/2004    $58,173  $147,421

Carl H.           20,000      2.3%       $4.625   9/13/2004    $58,173  $147,421
 Meyerhoefer


            Each option was granted at an exercise price equal to the market value of the Company's Common Stock on the date of grant and is exercisable during a ten year term (subject to early termination in certain instances) with respect to 20% of the number of shares subject to the option in each annual period, on a cumulative basis, commencing one year after the date of grant.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                  The following table contains information with respect to exercises of options by the executive officers named in the Summary Com-pensation Table during the Company's fiscal year ended June 30, 1995 and the fiscal year-end value of unexercised options held by the executive officers named in the Summary Compensation Table, above:

                                             Number of       Value of
                                             Unexercised     Unexercised In-
                                             Options at FY-  the-Money Options
             Shares         Value            End (#)         at FY-End ($)
             Acquired on    Realized         Exercisable/    Exercisable/
Name         Exercise (#)   ($) (1)          Unexercisable   Unexercisable (2)
                 ($) (1)
Alfred J.          --              --         40,360/200,000  $171,530/$375,000
 Roach

Timothy J.         --               --        40,000/200,000  $145,000/$375,000
 Roach

Dare P.            --               --        10,000/30,000   $5,000/47,500
 Johnston

James A.         15,000          $64,688      10,000/25,000   $21,881/$45,781
 Roach

Carl H.            --               --        10,000/30,000   $25,313/$67,813
 Meyerhoefer

________________
(1) Represents closing price of the underlying Common Stock on the date of exercise of the option minus the option exercise price.

(2) Represents the closing price of the underlying Common Stock at fiscal year-end minus the option exercise price.

REMUNERATION OF DIRECTORS

            Beginning with the first meeting of the Board of Directors held after September 20, 1995, non-employee directors will receive a fee of $1,000 for each meeting of the Board held and members of Committees of the Board will receive a fee of $500 for attending each meeting of the Committee of the Board on which they serve. Prior thereto directors received no compensation for their service on the Board or any committee of the Board, except that Mr. Hogan received $600 for each meeting of the Audit Committee which he attended.

            From August 7, 1992 until July 31,1995, Services provided financial consulting services to the Company, including identifying and analyzing potential acquisitions and mergers, and evaluating potential investments and other financing arrangements, pursuant to a Consulting Agreement dated June 2, 1992. Under the Consulting Agreement, as amended, Services received a monthly fee of $7,500 and additional fees based upon the value of certain types of transactions if consummated by the Company. In fiscal 1995, in addition to its monthly fee, the Company paid Services $80,000 in connection with the Company's entering into an $8,000,000 Revolving Credit Loan Agreement with a commercial bank in January 1995. In addition, in connection with entering into the Consulting

Agreement, the Company granted to Services options to purchase 400,000 shares of Common Stock, exercisable, for a three-year period commencing February 7, 1993, as follows: (a) 200,000 shares at $5.00 per share; (b) 60,000 shares at $5.625 per share; (c) 60,000 shares at $6.25 per share; and (d) 80,000 shares at $7.50 per share. Services has been granted the right to "piggyback" the options and the shares underlying the options on each registration statement (with certain exceptions) filed by the Company under the Securities Act of 1933, as amended for the sale of the Company's securities until August 6, 1997. The Company has also agreed to register the options and the shares of Common Stock issuable upon exercise of the Warrants, on one occasion, upon the demand made prior to August 7, 1997 by a majority of the holders of the options and the underlying shares, taken in the aggregate. Such registration statements would be at the Company's cost and expense, except commissions and legal fees of the then holders. Services is a wholly-owned subsidiary of WinStar Companies. These options were subsequently transferred to William J. Rouhana, Jr., Timothy R. Graham and a third person. Mr. Rouhana, a director of the Company, is President and Chief Executive Officer of Services and WinStar Companies and has sole voting power over the majority of the voting shares of WinStar Companies. Mr. Graham is Executive Vice President of and General Counsel to Services,

EMPLOYMENT AGREEMENTS

            The Company and Timothy J. Roach are parties to a five-year Employment Agreement, effective as of August 1, 1992, pursuant to which Mr. Roach is to serve as the Company's President, Chief Operating Officer and Vice Chairman of the Board. Since January 1995 Mr. Roach has also served as Chief Executive Officer of the Company. Under the Employment Agreement, Mr. Roach is presently entitled to an annual salary of $175,000 per year (subject to periodic increases which shall not be less than 10% per annum) and bonuses at the discretion of the Board of Directors. In addition, the Agreement requires the Company to provide Mr. Roach (whose principal place of business is the Company's executive offices in Copiague, New York) with an allowance to reimburse him for the cost of maintaining a place of abode in Puerto Rico (where the Company maintains its principal manufacturing facilities) not to exceed 20% of his then salary, to continue to maintain family medical and dental insurance, split dollar life insurance policies in the aggregate amount of not less than $500,000 and long-term disability insurance. Mr. Roach has agreed not to disclose confidential information of the Company during the term of his employment and for a period of four years thereafter. In the event of termination of employment by reason of death or disability, as defined, Mr. Roach or his beneficiary is entitled to receive a continuation of his salary and the family medical benefits for a period of one year. In the event Mr. Roach terminates his employment "for good reason" (in general, adverse changes in his powers, duties, position or compensation), the Company will be required to pay him all compensation due for the unexpired term of the Employment Agreement, but not less than six months compensation, in a lump sum.

            Dare P. Johnston is a party to an Employment Agreement, dated September 23, 1993, with the Company's subsidiary Ditel, Inc. ("Ditel"), under which Ms. Johnston is serving as President/General Manager of the Ditel Fiber Optic Division of the Company. The Employment Agreement, as extended provides for a term expiring September 22, 1999. Under the Employment Agreement, Ms. Johnston's current annual salary is $121,000 per annum, subject to review at the end of each year of employment, with Ms. Johnston to receive a salary increase of up to 10% per year but not less than the percentage increase of a consumer price index. In addition, for the first two years of her employment, Ms. Johnston received a $75,000 bonus and a bonus based on the division's sales above a specified level. Commencing in fiscal 1996, Ms. Johnston's bonus is to be determined under a formula based on the Company's consolidated sales and profits. Ms. Johnston has agreed not to disclose confidential information of the Company during and after the term of the Employment Agreement and that, during the term of her employment and for a period of two years thereafter, she will not directly or indirectly engage in certain activities which are competitive with the Company.

            The  Company  and  Carl H. Meyerhoefer are parties to an Employment
Agreement, dated July 1, 1993, pursuant to which Mr. Meyerhoefer is serving as Vice President-Research & Development. The Employment Agreement, as extended, provides for a term expiring July 19, 1997. Mr. Meyerhoefer's current compensation is at the rate of $116,600 per annum. Mr. Meyerhoefer has agreed that during the term of the Employment Agreement he will not directly or indirectly engage in certain competitive activities. In addition, he has agreed not to disclose confidential information of the Company during or after the term of his employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The members of the Compensation Committee are James R. Grover, Jr. and Joseph C. Hogan. The Company has retained Mr. Grover as legal counsel during the Company's last fiscal year and is retaining him during the Company's current fiscal year. Fees paid Mr. Grover for services rendered to the Company during the Company's fiscal year ended June 30, 1995 were $30,000.

REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEE CONCERNING EXECUTIVE COMPENSATION

            The following report is submitted by the Compensation Committee of the Board of Directors which, among other things, considers and recommends to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company and has exclusive authority with respect to granting stock options under the Company's 1986 and 1995 Stock Option Plans.

            The Compensation Committee views salaries for the Company's executive officers, including its Chief Executive Officer, as a means of providing a basic level of compensation sufficient to attract and retain qualified executives. Levels of base salary are determined, on a subjective basis, in light of the executive's level of responsibility, performance and expertise, as well as prevailing economic conditions, the Company's performance and competitive factors. Bonuses, if given, are to provide short-term incentive and to reward the executive's personal performance and contribution to the Company's recent overall performance. Bonuses may be determined either on a subjective basis or by reference to specific pre-determined performance targets.

            The Compensation Committee believes that options provide a particularly useful means of enabling the Company to provide long-term incentive to executives in a manner that enables the Company to conserve its available cash for operations and growth while tying the executive's interest to the interests of stockholders through stock ownership and potential stock ownership. Option grants have been made, and are expected to continue to be made, based upon the executive's performance and expected contribution to the long-term goals of the Company.

            The Company's results of operations and financial condition continued to improve during fiscal 1994 and 1995. In light of these improvements, salaries of executive officers were, in general, increased during 1995 to reflect individual performance, contractual requirements, their contribution to the Company's achievements and inflationary factors. In addition, options were granted to executive officers to provide additional incentive in furtherance of the Committee's policies.

            Nevertheless,  the  annual  compensation  paid  to  Alfred J. Roach
(Chairman of the Board and, until January 1995, Chief Executive Officer) remained unchanged during fiscal 1995 as it had during the prior four fiscal years, and the increase in the cash compensation of Timothy J. Roach (President, Chief Operating Officer and, since January 1995, Chief Executive Officer) was limited to the automatic increase provided for under the terms of his Employment Agreement with the Company entered into at the request of investors in the Company's August 1992 private placement. In order to provide additional incentive, in September 1994, the Committee granted each an option to purchase 100,000 shares of the Company's Common Stock at the then market value of such shares. The Company's improved earnings and financial condition enabled it, in January 1995, to arrange a revolving credit loan agreement with a commercial bank to replace the Company's existing outstanding indebtedness, as well as to provide borrowing capacity for future growth. In addition, the increase in market price for the Company's Common Stock resulted in all Warrants issued in the 1992 private placement being exercised prior to their expiration in August 1995, increasing the Company's stockholders' equity and working capital. In light of their efforts, the Committee determined to grant options to purchase an additional 100,000 shares of the Company's Common Stock to Alfred J. Roach and Timothy J. Roach in May 1995 exercisable at the then market value of such shares, and to increase the annual salary of Timothy J. Roach for fiscal 1996 to $175,000.

            Section 162(m) of the Internal Revenue Code of 1986, as amended, first applicable to the Company in fiscal 1995, precludes a public company from taking a Federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other
most  highly   compensated  executive  officers.    Certain  "performance  based
compensation" is excluded from the deduction limitation. The Internal Revenue Service issued proposed regulations under Section 162(m) which may be modified prior to adoption. Cash compensation being paid by the Company does not, and is not expected to, approximate the threshold at which the deduction limitation would be imposed. In fiscal 1994, the Company amended the Company's 1986 Stock Option Plan, with stockholder approval, in a manner designed to enable any compensation thereunder to be excluded from the deduction limitation. The Company's 1995 Stock Option Plan, which is being proposed for approval by stockholders at the Meeting, contains similar provisions (see "Approval of the Company's 1995 Stock Option Plan").

Respectfully submitted,



Joseph C. Hogan
James R. Grover, Jr.

Performance Graph

            The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended June 30, 1995 with (i) a published industry group index of 79 other publicly held companies that are included within the four-digit Standard Industrial Code for telephone and telegraph apparatus manufacturers (3661) which is maintained by Media General
Financial Services, Inc., (ii) the American Stock Exchange Market Index (the market on which the Company's Common Stock was traded prior to August 3, 1994), and (iii) the Nasdaq Market Value Index (the Company's Common Stock has been quoted on the Nasdaq National Market System since August 3, 1994). The comparison assumes $100 was invested on June 30, 1990 in the Company's Common Stock and in each of the comparison groups and assumes reinvestment of dividends (the Company paid no dividends during the periods).


                           6/90     6/91     6/92     6/93     6/94    6/95
 TII Industries Inc.       $100     $80      $130     $145     $188    $234
 SIC Code Index            $100     $96       $93     $134     $134    $217
 Amex Market Index         $100     $99      $109     $119     $115    $139

 Nasdaq Market Index       $100     $94      $102     $125     $137    $160

                              CERTAIN TRANSACTIONS

            On July 18, 1991, as an inducement to the Company's then bank lenders to restructure the Company's long-term bank loan, the Company acquired all of the issued and outstanding shares of capital stock of Crown Tool & Die Company ("Crown"), and acquired certain and leased other equipment from PRC Leasing, Inc. ("PRC"). At the time Crown was, and PRC remains, corporations wholly-owned by Alfred J. Roach, Chairman of the Board of Directors and a director of the Company. The equipment lease (as amended, the "Equipment Lease"), pursuant to which the Company leases equipment from PRC, has a term expiring July 17, 1996 (subject to automatic extensions until July 17, 1999 and July 17, 2001, unless terminated by either party upon at least ninety days written notice prior to the then scheduled renewal period) and provides for rentals at the rate of $200,000 per year. The Equipment Lease provides that rentals be payable in shares of the Company's Series A Preferred Stock, valued at their liquidation and redemption value of $100 per share (the "Series A Preferred Stock"), for the period through January 17, 1994 and thereafter in shares of Common Stock, valued at the average market value thereof during the period for which rentals are payable in Common Stock, payable at the end of the present term and each renewal period. However, during any time that there is no restriction contained in any mortgage or loan agreement binding on the Company, accumulated rentals are to be paid in cash and future rentals are to be paid semiannually in cash. On January 31, 1995, the Company entered into a Revolving Credit Loan Agreement with a commercial bank which permitted rentals to be paid in cash. Accordingly, on March 7, 1995 and August 3, 1995, the Company paid PRC $200,000 and $300,000, respectively, in payment of all accrued but unpaid rentals. The Company believes that the rentals charged by PRC are comparable to the rentals which would have been charged by nonrelated leasing companies for similar equipment.

            On  August  4,  1995  and  September 21, 1995, the Company redeemed
10,000 and 17,626 shares, respectively, of Series A Preferred Stock (representing all of the issued and outstanding shares of Series A Preferred Stock) from Mr. Roach at the $100 per share liquidation and redemption value of the Series A Preferred Stock. The Series A Preferred Stock was convertible into Common Stock at $6.25 per share, or into an aggregate of 442,016 shares of Common Stock. The closing sales price of the Company's Common Stock on August 4, 1995 and September 21, 1995 were $7.50 and $9.25, respectively. Of such shares of Series A Preferred Stock: (i) 12,390 shares were acquired in exchange for all of the issued and outstanding shares of capital stock of Crown; (ii) 11,850 shares were acquired by Mr. Roach from PRC which, in turn, had acquired 5,000, 2,850 and 4,000 of such shares as part of the purchase price for Crown (which received the 5,000 shares of Series A Preferred Stock in settlement of $500,000 of indebtedness owed by Crown to PRC), for the purchase from PRC of equipment and for rental payments through January 17, 1994 under the Equipment Lease, respectively; and (iii) 3,386 shares were issued to Mr. Roach in payment of dividends payable in Series A Preferred Stock on outstanding shares of Series A Preferred Stock.

            Between August 1 and August 4, 1995, Alfred J. Roach (Chairman of the Board of Directors and a director of the Company), Timothy J. Roach (President, Chief Executive Officer and a director of the Company), William J. Rouhana, Jr. (a director of the Company) and Timothy R. Graham (a director of the Company) exercised, in accordance with their terms, Warrants which entitled them to purchase 200,000, 100,000, 129,600 and 48,000 shares of Common Stock, respectively, at $5.00 per share. The Warrants had been issued in a private placement of Common Stock and Warrants by the

Company in August 1992 in which investors purchased an aggregate of 2,200,000 shares of Common Stock and Warrants to purchase a like number of shares of Common Stock in units consisting of one share of Common Stock and one Warrant for $2.50 per unit. Messrs. Alfred J. Roach and Timothy J. Roach had acquired their units in exchange for preferred stock, purchased by them for cash of $500,000 and $250,000, respectively, in February 1992; WinStar Venture II, Inc., a corporation owned by WinStar Companies (in which, in turn, Mr. Rouhana has sole voting power over the majority of the voting shares) purchased 180,000 of the units and subsequently transferred the Common Stock and Warrants owned by it to Messrs. Rouhana and Graham and a third party. In addition, Mr. Graham purchased 30,000 of such units individually. The closing sales price of the Company's Common Stock on February 21, 1992, the date the Company authorized the private placement was $5.00 per share (adjusted to give effect to the 1 for 2 -1/2 reverse split of outstanding Common Stock effected by the Company on April 26, 1994) and on the dates of exercise of the Warrants ranged from $7.50 per share to $7.81 per share.


                                 PROPOSAL NO. 2
                APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN

            On September 20, 1995, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 1995 Stock Option Plan (the "1995 Plan"). The Plan is to replace the Company's 1986 Stock Option Plan (the "1986 Plan"), the Company's only other plan that permits the grant of options to employees or consultants, which will expire as to the Company's ability to grant options on January 7, 1996. The 1995 Plan, like the 1986 Plan, is designed to provide an incentive to employees of, and consultants to, the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such persons.

            The following summary of certain material features of the 1995 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1995 Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

            The 1995 Plan authorizes the grant of options to purchase a maximum of 500,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) of, and to consultants to, the Company or any of its subsidiaries. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the 1995 Plan. No options have been granted to date under the 1995 Plan.

TYPE OF OPTIONS

            Options granted under the 1995 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") the Code, or nonqualified stock options which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

ADMINISTRATION

           The 1995 Plan will be administered by a committee of the Company's Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The 1995 Plan will initially be administered by the Compensation Committee of the Board.

           Among other things, the Committee is empowered to determine, within any express limits contained in the 1995 Plan, the employees and consultants to be granted options, whether an option granted to an employee is to be an ISO or an NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment and the form of payment of the exercise price, to construe each stock option contract ("Contract") between the Company and an optionee and, with the consent of the optionee, to cancel or modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 1995 Plan and make all other determinations necessary or advisable for administering the 1995 Plan.

TERMS AND CONDITIONS OF OPTIONS

            Options granted under the 1995 Plan will be subject to, among other things, the following terms and conditions:

            (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

            (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed ten years (five years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

            (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 100,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

            (d) The exercise price of each option is payable in full upon e x e rcise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, or, if the applicable Contract permits, in shares of the Company's Common Stock or any combination thereof.

             (e)   Options  may  not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

            (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason other than death or disability, the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option; provided, however, that if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. Options are not affected by a change in the status of an optionee so long as the optionee continues to be an employee of, or a consultant to, the Company. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of employment by reason of disability), except as otherwise provided in the Contract, the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. An optionee whose relationship with the Company is terminated by reason of disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

            (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant or exercise of an option or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

            Appropriate adjustments will be made in the number and kind of shares available under the 1995 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

DURATION AND AMENDMENT OF THE 1995 PLAN

            No option may be granted under the 1995 Plan after September 19, 2005. The Board of Directors may at any time terminate or amend the 1995 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of shares covered by options that may be granted to an employee in any calendar year, (b) materially increase the benefits accruing to participants, or (c) change the eligibility requirements for persons who may receive options. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

            The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

            An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

            Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably.

            Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

            In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

OPTIONS GRANTED DURING LAST FISCAL YEAR TO EMPLOYEES AND CONSULTANTS

            The grant of options is within the discretion of the Committee. Accordingly, the Company is unable to determine future options, if any, that may be granted to the persons or groups to which the following table pertains. Set forth under the caption "Executive Compensation - Option Grants in Last Fiscal Year", above, is information concerning options granted during the Company's fiscal year ended June 30, 1995 to the persons named in the Summary Compensation Table, each of which options was granted under the 1986 Plan. The following table sets forth the number of shares underlying options that were granted under the 1986 Plan (in the case of options granted to non-executive officer directors, under the Company's 1994 Non-Employee Director Stock Option Plan) during the Company's fiscal year ended June 30, 1995 to (i) all current executive officers as a group and (ii) all other employees, including current officers who are not executive officers (non-employee directors of the Company are not entitled to participate in the 1995 Plan):

                                                       Number of Shares
Category of Optionee                               Underlying Options Granted
--------------------                               --------------------------

Executive officers as a group (9 persons,
 including the persons named in the Summary
 Compensation Table)                                     570,000

Other employees as a group (36 persons)                  252,000


            The exercise price of all options granted was at least 100% of the market value of the underlying shares on the date of grant. The foregoing table does not include any dollar value that may arise from a future increase in the market value of the Company's Common Stock. On October 25, 1995, the closing price of the Company's Common Stock on The Nasdaq Stock Market's National Market was $7.25 per share.

REQUIRED VOTE

            Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 1995 Plan is not approved by stockholders, the 1995 Plan will terminate. The Board of Directors recommends a vote FOR approval of this proposal.


                  PROPOSAL 3.  PROPOSAL TO APPROVE AMENDMENTS
                       TO THE COMPANY'S 1994 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

            At the Company's 1994 Annual Meeting, stockholders approved the Company's 1994 Stock Option Plan (as amended, the "Non-Employee Director Plan") for the purpose of granting options, within the limits and subject to the terms and conditions of the plan, to directors who are not employees of the Company ("Outside Directors"). The Board of Directors believes that the Non-Employee Director Plan has been instrumental in attracting and retaining Outside
Directors and that this objective will be furthered by amending the Non-Employee Director Plan in the manner described below.

            On    September  20,  1995,  the  Board  unanimously  adopted  and recommended to stockholders for approval amendments to the Non-Employee Director Plan (the "Proposed Amendments") which provide: (i) that the number of shares of Common Stock subject to the automatic grant of options provided for in the Non-Employee Director Plan be increased to 10,000 shares from 5,000 shares; (ii) all previously granted options and all options granted in the future under the Non-Employee Director Plan vest in full immediately following their grant in lieu of annual vesting at the rate of 25% per annum on the first four anniversaries of the date of grant; (iii) the term of all previously granted options and all options granted in the future under the Non-Employee Director Plan be for a term of ten years in lieu of five years; and
(iv) the period following termination of service during which an Outside Director may exercise an option previously granted or granted in the future shall be twelve months in lieu of three months, except that an option shall automatically terminate upon cessation of service as an Outside Director for cause (such twelve month period being the same period following an Outside Director's death or disability during which an option may be exercised).

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR PLAN

            The Non-Employee Director Plan authorizes the grant of options to purchase a maximum of 200,000 shares of Common stock (subject to potential adjustment in the event of stock dividends, splits, combinations and recapitalizations and certain other events) to directors who are not employees of the Company. No options may be granted under the Non-Employee Director Plan after September 13, 2004. Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto will again be available for grant under the Non-Employee Director Plan. The Non-Employee Director Plan is administered by the Board of Directors subject to the provisions of the Non-Employee Director Plan. Participation in the Non-Employee Director Plan is limited to Outside Directors.

            As presently constituted, the Non-Employee Director Plan provides for the granting immediately following the Meeting of an option to purchase 5,000 shares of Common Stock to each Outside Director who is an Outside Director immediately following each annual meeting of stockholders, commencing with the Company's 1994 annual meeting of stockholders and the granting of an option to purchase 5,000 shares of Common Stock to each person who thereafter becomes an Outside Director on the date such person becomes an Outside Director.

            The option exercise price of each option under the Non-Employee Director Plan is 100% of the fair market value of the Common Stock on the date of grant. Upon exercise of the option, the exercise price is to be paid in full in cash.

OPTIONS RECENTLY GRANTED UNDER THE NON-EMPLOYEE DIRECTOR PLAN

            Immediately following approval of the Non-Employee Director Plan at the 1994 Annual Meeting of Stockholders held on December 7, 1994, options to purchase 5,000 shares of Common Stock were granted to each of Messrs. Joseph C. Hogan, Timothy R. Graham, James R. Grover and William J. Rouhana, Jr., the Company's then non-employee directors, at an exercise price of $5.75 per share, the fair market value of the Company's Common Stock on the Nasdaq Stock Market's National Market on that date. In addition, on September 20, 1995, at the time of his initial election to the Board, William G. Sharwell was granted an option to purchase 5,000 shares of Common Stock under the Non-Employee Director Plan at an exercise price of $8.125 per share, the fair market value of the Company's Common Stock on the Nasdaq Stock Market's National Market on that date. The closing price of the Company's Common stock on the Nasdaq Stock Market's National Market on October 25, 1995 was $7.25 per share.

REQUIRED VOTE

            Approval of the proposed amendments to the Non-Employee Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy, at the Meeting and entitled to vote on this proposal. If the proposed amendments are not approved by stockholders, the Non-Employee Director Plan will continue in its present form. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.


                   PROPOSAL 4.  RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors has selected the firm of Arthur Andersen LLP as the independent public accountants of the Company for the year ending June 28, 1996. Arthur Andersen LLP and its predecessor, Arthur Andersen & Co., have acted for the Company in such capacity for the last twenty-three years. The Board proposes that the stockholders ratify such selection at the Meeting.

            Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

REQUIRED VOTE

            The affirmative vote of a majority of the shares present or represented at the Meeting and entitled to vote on this proposal is required to approve the ratification of the Board's action in selecting Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 28, 1996. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

            From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's next Annual Meeting of Stockholders must be received by July 2, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

            Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on Form 4 or Form 5, depending on the transaction reported thereon, within the time periods specified by the applicable form. With respect to fiscal 1995, Carl H. Meyerhoefer filed one late Form 4 reflecting one transaction and Alfred J. Roach amended a timely filed Form 5 with respect to the fiscal year ended June 30, 1995, to reflect the effects of the Company's new revolving credit agreement on the method of lease payments under the Equipment Lease.

ANNUAL REPORT ON FORM 10-K

            A copy of the Company's Annual Report on Form 10-K for the year ended June 30, 1995, which has been filed with the Securities and Exchange Commission, is also available, without charge, to stockholders who are interested in more detailed information about the Company. Requests for a copy of that report should be addressed to Ms. Virginia M. Hall, Assistant Secretary, 1385 Akron Street, Copiague, New York 11726, telephone number (516) 789-5000.

SOLICITATION OF PROXIES

            The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company.
Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

            The Board of Directors does not intend to bring before the Meeting any matter other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matter or motions, including any matters dealing with the conduct of the Meeting.

                                          By Order of the Board of Directors,


                                                Dorothy Roach,
                                                Secretary

October 30, 1995

                                    Exhibit A

                             1995 STOCK OPTION PLAN

                                       of

                              TII INDUSTRIES, INC.


                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants who are not employees of TII Industries, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such employees and consultants. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 500,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the employees and the consultants who shall be granted options; the times when options shall be granted; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; whether an optionee is Disabled (as defined in Paragraph 19); to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such modified provision would be permitted to be included in an option on the date of modification, and further, provided, that, in the case of a modification (within the meaning of
Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

                  4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options to employees (including officers and directors who are employees) of, and to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine in its sole discretion; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 100,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as an NQSO.

                  5.    EXERCISE  PRICE.    The exercise price of the shares of
Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock

                  The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                  8.    TERMINATION  OF  RELATIONSHIP.  Except as may otherwise
be   expressly  provided  in  the  applicable  Contract,  any  optionee  whose relationship with the Company, its Subsidiaries and Parent as an employee or consultant has terminated for any reason (other than his death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 31st day of such leave.

                  Notwithstanding the foregoing, except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                  Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, its Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies (a) while he is an employee of, or a consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of Disability, his option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or a consultant to, the Company, its Parent or any Subsidiary has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there be an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

                  12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not-withstanding any other provision of the Plan, in the event of a stock dividend, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, or exchange of shares or the like which results in a change in the number or kind of those shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties.

                  In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

                  13.   AMENDMENTS  AND  TERMINATION OF THE PLAN.  The Plan was
adopted by the Board of Directors on September 20, 1995. No option may be granted under the Plan after September 19, 2005. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with, conform to or adopt the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits accruing to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                  14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                  15.   WITHHOLDING  TAXES.  The Company may withhold (a) cash,
(b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph

5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the Company's obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

                  16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                  17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                  18.   SUBSTITUTIONS  AND  ASSUMPTIONS  OF  OPTIONS OF CERTAIN
CONSTITUENT  CORPORATIONS.    Anything  in  this  Plan  to  the  contrary
notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                  19.   DEFINITIONS.    For purposes of the Plan, the following
terms shall be defined as set forth below:

                        (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.


                        (b)   Disability.    The term "Disability" shall mean a
permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                         (c)   Legal    Representative.      The   term   "Legal
Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                        (d)   Parent.    The  term "Parent" shall have the same
definition as "parent corporation" in Section 424(e) of the Code.

                        (e) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                  21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before September 19, 1996, the Plan and any options granted hereunder shall terminate.

                              TII INDUSTRIES, INC.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 6, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            The undersigned hereby appoints, as proxies for the undersigned, VIRGINIA M. HALL and LEONARD W. SUROFF, or either of them, with full power of substitution, to vote all shares of the capital stock of TII Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 6, 1995, at 4:00 p.m., New York time, at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

            EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

            A VOTE FOR EACH NOMINEE AND FOR PROPOSALS 2, 3 AND 4 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

                                   (continued and to be signed on reverse side)

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY,    /_/



1. ELECTION OF DIRECTORS            /_/                     /_/
  (check one box only)              FOR EACH                WITHHOLD
                                    NOMINEE                 AUTHORITY
  C. Bruce Barksdale, Joseph C.     LISTED BELOW            to vote
   Hogan and William G. Sharwell    Except as               for all
                                    marked to the           nominees
  INSTRUCTIONS: To witthold         contrary below          listed below
  authority to vote for any nominee,
  mark the "FOR" box AND print that
  nominee's name below.
-----------------------------------


             PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE


-----------------------------------
                                          FOR         AGAINST           ABSTAIN

2. To approve the Company's 1995 Stock    /_/         /_/               /_/
   Option Plan.

3. To approve amendments to the Company's /_/         /_/               /_/
   1994 Non-Employee Director Stock Option
   Plan.

4. To ratify the selection of Arthur      /_/         /_/               /_/
   Anderson LLP as independent public
   accountants for the Company.



NOTE: Please sign your name or names exactly as set forth hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer and should bear the corporate seal.

Dated _________________________________________________________  , 1995

 _________________________________________________________
Signature of Stockholder

 _________________________________________________________
Signature of Stockholder